Prepared outside the Commonwealth of Virginia.
After Recording Mail To:

KEYBANK NATIONAL ASSOCIATION
Key Healthcare Finance
WA 31-13-2313
1301 Fifth Avenue, 23rd Floor
Seattle, WA 98101
Attn: Bellini Lacey

SPACE ABOVE LINE FOR RECORDER’S USE

Grantor’s Organizational Identification Number: 4845919
Tax Parcel No.: 061W0-02-00-002B0

DEED OF TRUST MODIFICATION AGREEMENT

THIS DEED OF TRUST MODIFICATION AGREEMENT (“Agreement") is made as of May 26, 2011, between KEYBANK NATIONAL ASSOCIATION, a national banking association (“Beneficiary") and G&E HC REIT II CHARLOTTESVILLE SNF, LLC, a Delaware limited liability company (“Grantor”) with respect to that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated September 16, 2010, recorded in Book 3930, Pg. 404-434, Recording Number 006291270030, records of Albemarle County, Virginia (the “Deed of Trust") encumbering the real property legally described on Exhibit A hereto.

1. Capitalized terms used but not defined herein are defined in the Deed of Trust.

2. For good and valuable consideration, Borrower and Lender agree that the Deed of Trust is hereby amended as follows:

2.1. From and after the date hereof, the Secured Obligations secured by the Deed of Trust shall also include:

(a) Payment of all obligations at any time owing under a promissory note (“Additional Note”) issued by Grantor, GRUBB & ELLIS HEALTHCARE REIT II, INC., a Maryland corporation, G&E HC REIT II BASTIAN SNF, LLC, a Delaware limited liability company, G&E HC REIT II LEBANON SNF, LLC, a Delaware limited liability company, G&E HC REIT II LOW MOOR SNF, LLC, a Delaware limited liability company, and G&E HC REIT II MIDLOTHIAN SNF, LLC, a Delaware limited liability company, (collectively with Grantor, “Borrower”) as maker and payable to Lenders pursuant to the Additional Advance Agreement (defined below) in the principal amount of FIVE MILLION and NO/100 DOLLARS ($5,000,000.00); and

(b) Payment and performance of all obligations of Borrower under that certain Additional Advance Agreement of even date herewith between Borrower and Lender.

2.2. All references in the Deed of Trust to the “Note” shall refer collectively to the Note and the Additional Note.

2.3. The occurrence of any “Event of Default” under the Additional Advance Agreement shall be an Event of Default under the Deed of Trust

3. The terms and conditions of the Deed of Trust, as amended and supplemented by this Agreement remain in full force and effect and are hereby affirmed and ratified.

4. This Agreement is not intended and shall not be construed to impair the validity, priority or enforceability of the Deed of Trust.

IN WITNESS WHEREOF, Grantor and Beneficiary have executed this Agreement as of the date first written above.

“Beneficiary”

KEYBANK NATIONAL ASSOCIATION, a national banking association

By:
Name:
Title:

“Grantor”

G&E HC REIT II CHARLOTTESVILLE SNF, LLC,

a Delaware limited liability company

By: G&E HC REIT II Virginia SNF Portfolio LLC,
a Delaware limited liability company, its sole member

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership, its sole member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its General Partner

By: /s/ Danny Prosky
Name: Danny Prosky
Title: Pres., Chief Operating Officer

ACKNOWLEDGMENTS

STATE OF WASHINGTON	)
) ss.
COUNTY OF KING	)

I certify that I know or have satisfactory evidence that        is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument as the        of KEYBANK NATIONAL ASSOCIATION, a national banking association, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated: May   , 2011.

Signature

	Print Name NOTARY PUBLIC in and for the State of Washington, residing at	.

	My commission expires	.

STATE OF CALIFORNIA	) ) ss:
COUNTY OF ORANGE	)

On May 25, 2011 before me, Rex Morishita, Notary Public, personally appeared Danny Prosky, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature /s/ Rex Morishita (Seal)